UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 7, 2024

Granite Point Mortgage Trust Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38124	61-1843143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Bryant Park, Suite 2400A
New York,	NY	10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 364-5500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	GPMT	NYSE
7.00% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share	GPMTPrA	NYSE
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 6, 2024, for the purpose of: (i) electing six directors to serve on the Board until the 2025 Annual Meeting of Stockholders; (ii) approving on an advisory basis the compensation of the Company’s named executive officers; (iii) approving on an advisory basis the frequency of future advisory votes regarding the compensation of the Company’s named executive officers; and (iv) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

On April 8, 2024, the record date for the Annual Meeting, there were 51,034,800 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. There were 39,027,104 shares represented in person or by proxy at the Annual Meeting, constituting a quorum for the transaction of business.

Proposal 1 — Election of Directors

Each of the six director nominees proposed by the Board was elected to serve as a director until the Company’s 2025 Annual Meeting of Stockholders, or until his or her successor is duly elected and qualified. The voting results for each director nominee were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Tanuja M. Dehne	23,956,048	1,793,714	117,419	13,159,923
Stephen G. Kasnet	24,043,796	1,708,341	115,044	13,159,923
Sheila K. McGrath	24,020,415	1,705,926	140,840	13,159,923
W. Reid Sanders	24,007,599	1,744,772	114,810	13,159,923
John A. Taylor	24,063,087	1,663,268	140,826	13,159,923
Hope B. Woodhouse	23,930,479	1,794,599	142,103	13,159,923

Proposal 2 — Advisory Vote on Executive Compensation

Stockholders approved the advisory resolution on the Company’s executive compensation. The proposal received the following final voting results:

For	Against	Abstain	Broker Non-Votes
23,516,943	2,044,034	306,204	13,159,923

Proposal 3 — Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

Stockholders approved, on an advisory basis, “Every Year” for the frequency of the Company’s future advisory votes on executive compensation. The proposal received the following final voting results:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
25,251,230	103,369	257,970	254,612	13,159,923

The Board of Directors has determined that the Company will hold an advisory vote on executive compensation at each annual meeting of stockholders until the next required vote on the frequency of stockholder votes on executive compensation.

Proposal 3 — Ratification of Selection of Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The proposal received the following final voting results:

For	Against	Abstain
38,100,512	764,184	162,408

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE POINT MORTGAGE TRUST INC.

	By:	/s/ MICHAEL J. KARBER
Michael J. Karber
General Counsel and Secretary

Date: June 7, 2024